UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 2, 2010
Date of Report (Date of earliest event reported)
US AIRWAYS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8444 (Commission File Number)	54-1194634 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
US AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8442 (Commission File Number)	53-0218143 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In August 2009, US Airways Group, Inc. and US Airways, Inc. (“US Airways”) entered into a mutual asset purchase and sale agreement with Delta Air Lines, Inc. (“Delta”). Pursuant to the agreement, US Airways would transfer to Delta certain assets related to flight operations at LaGuardia Airport in New York, including 125 pairs of slots currently used to provide US Airways Express service at LaGuardia. Delta would transfer to US Airways certain assets related to flight operations at Ronald Reagan Washington National Airport (“Washington National”), including 42 pairs of slots, and the authority to serve Sao Paulo, Brazil and Tokyo, Japan. One slot equals one take-off or landing, and each pair of slots equals one roundtrip flight. The closing of the transactions under the agreement is subject to certain closing conditions, including approvals from a number of government agencies, including the U.S. Department of Justice, the U.S. Department of Transportation (“DOT”), the Federal Aviation Administration (“FAA”) and The Port Authority of New York and New Jersey.
     In February 2010, the FAA issued a proposed order conditionally approving the transaction. However, the proposed order contemplated the divestiture of 20 of the 125 slot pairs involved at LaGuardia and 14 of the 42 slot pairs at Washington National. In March 2010, Delta and US Airways announced a proposed alternative transaction which contemplated fewer divestitures than required by the FAA’s February 2010 proposed order. In a final decision dated May 4, 2010, the FAA rejected the alternative transaction proposed by Delta and US Airways, and affirmed its proposed order. In connection with this action by the FAA, Delta and US Airways were obligated to advise the FAA no later than July 2, 2010 whether they intended to proceed with the transaction as described in the FAA’s May 4, 2010 action. On July 2, 2010, Delta and US Airways jointly advised the FAA that they did not intend to proceed with the transaction under the conditions imposed by the FAA, and that Delta and US Airways are prepared to complete the transaction without those conditions. Also on July 2, 2010, Delta and US Airways jointly filed with the United States Circuit Court of Appeals for the District of Columbia Circuit a notice of appeal of the FAA’s order seeking to set the FAA’s order aside. We cannot predict the outcome of this judicial proceeding.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: July 2, 2010	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President - Corporate

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: July 2, 2010	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President - Corporate